                                [LOGO] FIRESTONE
                                          COMMUNICATIONS

Wednesday, January 12, 2005

Mr. Will Raymond
Fort Worth, Texas 76117

Dear Will:

It is my pleasure to extend this agreement letter to you and it is my hope that you will soon be a member of the Firestone Communications team. The attached letter outlines our offer of compensation and your basic responsibilities at this time in your employment with Firestone Communications, Inc. Please note that we intend to enter into a formal employment contract with you within sixty days from the date of this agreement letter.

Thank you for your interest in Firestone Communications and please acknowledge your agreement to these terms by signing and returning one copy of each page of this letter to me.

Sincerely,

Leonard Firestone
Chairman, CEO

Acknowledged and agreed:

/s/ Will Raymond
----------------

Will Raymond

Date: 1/13/05

TO: Leonard Firestone, Chairman & CEO, Firestone Communications
CC: Chris Firestone, EVP Operations, Firestone Communications

FROM: Will Raymond

DATE: January 13, 2005

SUBJECT: Employment agreement letter (four pages total)

Leonard:

Thank you for the warm welcome to your company. I am looking forward to starting
Feb 1st and having a bright future with Firestone.

Please contact me about the next step in the employment process. I look forward to hearing from you.

Sincerely

/s/ Will Raymond

Will Raymond
17200 Westgrove Drive #1226
Addison. TX 75001
972-818-0868 (H)
817-798-5921 (C)
willraymond@sbcglobal.net

                              EMPLOYMENT TERM SHEET
                              ---------------------

Employee:         Will Raymond

Employer:         Firestone Communications, Inc.

Position:         'Systems Engineer'

Description:      Your responsibilities include, but are not limited to, working with the all aspects of the company that require engineering expertise. To design and configure the new control room for production and broadcast. To redesign, reorganize and better integrate current technical systems installed within FCI. To do complete wiring diagrams, patch layouts, routes labels and system organization. To train technical staff and employees and to use feedback to improve technical Systems. To learn all existing cable broadcast systems and equipment so as to be able to troubleshoot problems and keep all systems running
                  100%. To oversee, if needed, any engineering requirements
                  involved in off-site projects or productions. You will report directly to the EVP of Operations and the President.

Term:             This agreement is an outline of your compensation and basic responsibilities and not constitute an employment contract of any kind. Your employment will be considered "at will"
                  employment although after sixty days from the commencement of your employment, February 1st 2005, the company may elect, in its sole discretion, to enter into a mutually acceptable
                  employment contract with you.

Compensation:     Compensation shall be paid to you in three methods: 1) salary,
                  2) performance bonus, 3) production sales commission and 4}
                  phantom stock or stock options. Your annual base salary,
                  beginning upon the commencement date of your employment shall he Sixty Five Thousand Dollars ($65,000) plus an annual
                  performance based bonus with performance goals that are
                  achieved by the company. The Company may, in its sole
                  discretion, elect to increase your base salary or performance based bonus amount at that time. You shall be eligible for the bonus after completing twelve months of employment although the Company may elect to award performance bonuses to you at earlier dates. You shall also receive a sales commission equal to 10% (of the net profit) of any production sales revenues that you are directly responsible for generating. All sales commissions shall be deemed as earned by you after they are collected from the client and shall be paid to you on the 15th of the month following the collection of the funds from the client. You shall not receive commission for any production sales that you are not directly responsible for obtaining on behalf of the Company.

Stock Options:    The Company agrees to grant you either (1) stock options of the Company on the Plan Effective Date (on a fully diluted basis), in an amount to be determined and exercisable at a price equal to the stock's fair market value as of such date as determined by the Company's board of directors, and vesting ratably over a four year period. Or, (2) at the Company's sole option it may issue you what is commonly known as "phantom stock". Stock options and "phantom stock" will be issued in accordance with and subject to the terms and conditions of the
                  Company's stock/option plan.

Benefits:         Eligible to participate in the Company's employee benefit
                  plans and including, without limitation, medical, dental and vision plans, allowed employee paid time off, and 401K or
                  other retirement programs that the Company may offer to

                  employees of the Company. The benefits shall include three weeks of paid vacation leave during your first year of
                  employment.

Other:            The Company agrees to transfer your cellular and email service to the FCI Company T-Mobile account. email and phone use is strictly for business purposes Blackberries. Blackberry like devices and cellular phone may not be used as personal
                  devices.

Acknowledged and agreed:

/s/ Will Raymond
------------------                              --------------------------------
Will Raymond                                    Leonard Firestone   Date
Date: 1/13/05                                   Chairman, CEO

                                [LOGO] FIRESTONE
                                          COMMUNICATIONS

Wednesday, January 19, 2005

Mr. Will Raymond
Fort Worth, Texas 76117

Dear Will:

It is my pleasure to extend this agreement letter to you and it is my hope that you will soon be a member of the Firestone Communications team. The attached letter outlines our offer of compensation and your basic responsibilities at this time in your employment with Firestone Communications, Inc. Please note that we intend to enter into a formal employment contract with you within sixty days from the date of this agreement letter.

Thank you for your interest in Firestone Communications and please acknowledge your agreement to these terms by signing and returning one copy of each page of this letter to me.

Sincerely,

/s/ Leonard Firestone

Leonard Firestone
Chairman, CEO

Acknowledged and agreed:

________________________

Will Raymond

Date:___________________

                             EMPLOYMENT TERM SHEET
                             ---------------------

Employee:         Will Raymond

Employer:         Firestone Communications, Inc.

Position:         Engineer

Description:      Your responsibilities include, but are not limited to, working with the all aspects of the company that require engineering expertise. To design and configure the new control room for production and broadcast. To redesign, reorganize and better integrate current technical systems installed within FCI. To do complete wiring diagrams, patch layouts, router labels, and system organization. To train technical staff and employees and to use feedback to improve technical systems To learn all existing cable broadcast systems and equipment so as to be able to troubleshoot problems and keep all systems running
                  100%. To oversee, If needed, any engineering requirements
                  involved in off-site projects or productions. You will report directly to the EVP of Operations and the President.

Term:             This agreement is an outline of your compensation and basic responsibilities and does not constitute an employment
                  contract of any kind. Your employment will be considered "at will" employment although after sixty days from the
                  commencement of your employment, February 1st 2005, the
                  company may elect, in its sole discretion, to enter into a mutually acceptable employment contract with you.

Compensation:     Compensation shall be paid to you in three methods: 1) salary,
                  2) performance bonus, 3) production sales commission and 4)
                  phantom stock or stock options. Your annual base salary,
                  beginning upon the commencement date of your employment shall be Sixty Five Thousand Dollars ($65,000) plus an annual
                  performance baaed bonus with performance goals that are
                  achieved by the company. The Company may, in its sole
                  discretion, elect to increase your base salary or performance based bonus amount at that time. You shall be eligible for the bonus after completing twelve months of employment although the Company may elect to award performance bonuses to you at earlier dates. You shall also receive a sales commission equal to 10% (of the net profit) of any production sales revenues that you are directly responsible for generating. All sales commissions shall be deemed as earned by you after they are collected from the client and shall be paid to you on the 15th of the month following the collection of the funds from the client. You shall not receive commission for any production sales that you are not directly responsible for obtaining on behalf of the Company.

Stock Options:    The Company agrees to grant you either (1) stock options of the Company on the Plan Effective Date (on a fully diluted basis), in an amount to be determined and exercisable at a price equal to the stock's fair market value as of such date as determined by the Company's board of directors, and vesting ratably over a four year period. Or, (2) at the Company's sole option it may issue you what is commonly known as "phantom stock". Stock options and "phantom stock" will be issued in accordance with and subject to the terms and conditions of the
                  Company's stock/option plan.

Benefits:         Eligible to participate in the Company's employee benefit
                  plans and programs, including, without limitation, medical, dental and vision plans, allowed employee paid time off, and
                  401K or other retirement programs that the Company may offer to

                  employees of the Company. The benefits shall include three weeks of paid vacation leave during your first year of
                  employment.

Other:            The Company agrees to transfer your cellular and email service to the FCI Company T-Mobile account. Email and phone use is strictly for business purposes. Blackberries, Blackberry like devices and cellular phones may not be used as personal
                  devices.

Acknowledged and agreed:

                                                /s/ Leonard Firestone    1/19/05
--------------------------------                --------------------------------
Will Raymond                                    Leonard Firestone   Date
Date:___________________________                Chairman, CEO